News Release

Endwave Announces Preliminary Q4 2007 Revenue Results

SAN JOSE, Calif., Jan. 7 /PRNewswire-FirstCall/ -- Endwave Corporation (Nasdaq: ENWV) today announced that it expects to report fourth quarter 2007 revenues of approximately $14.4 million, which is above the revenue outlook of $11 million to $13 million provided by the company during its third quarter earnings call on October 24, 2007. As a result, revenues for the entire 2007 fiscal year will be approximately $56.5 million. In addition, Endwave had cash and investments of approximately $49 million at the end of the fourth quarter, reflecting cash used by the company to repurchase 2,502,247 of its shares from the Wood River Funds on December 24, 2007 offset by cash generated from operations.

“We are pleased to have exceeded our revenue guidance as the impact of the merger of our two largest customers seems to be normalizing, and as discussed in our last conference call we expect to see meaningful revenue growth in 2008,”said Ed Keible, Endwave's CEO and President. “This revenue growth, in conjunction with the recent resolution of the Wood River situation, gives us a renewed sense of optimism for the new fiscal year.”

Endwave Corporation cautions that its anticipated results are preliminary based on the best information currently available and subject to completion of preparation of the financial statements and the audit of its year-end financial results.

Quarterly Conference Call Scheduled for February 5, 2008

Endwave Corporation will report financial results for the fourth quarter and full year ended December 31, 2007 on Tuesday, February 5, 2008 at 1:30 p.m. Pacific Time (PT). Endwave will release the company's financial results at approximately 1 p.m. PT on the same day. To listen to the live conference call, please dial (303) 262-2131 by 1:20 p.m. PT on February 5. Starting approximately one hour after the completion of the live call, a replay will also be available until February 12. To access the recording, dial (303) 590-3000 (Pass code: 11106008).

Investors are also invited to listen to a live and/or archived webcast of Endwave's quarterly conference call on the investor relations section of the company's Web site at http://www.endwave.com. The webcast replay will be available for 90 days.

About Endwave

Endwave Corporation designs, manufactures and markets RF modules that enable the transmission, reception and processing of high-frequency signals in telecommunications networks, defense electronics and homeland security systems. These RF modules include high-frequency integrated transceivers, amplifiers, synthesizers, oscillators, up and down converters, frequency multipliers and microwave switch arrays. Endwave has 42 issued patents covering its core technologies including semiconductor and proprietary circuit designs. Endwave Corporation is headquartered in San Jose, CA, with operations in Diamond Springs, CA; El Dorado Hills, CA; Andover, MA; and Chiang Mai, Thailand. Additional information about the company can be accessed from the company’s web site at www.endwave.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This press release and the conference call referred to in this press release may contain forward-looking statements within the meaning of the Federal securities laws and is subject to the safe harbor created thereby. Any statements contained in this press release or on the conference call that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “plans,” “intends,” “expects,” “believes” and similar expressions are intended to identify these forward-looking statements. Information contained in forward-looking statements is based on current expectations and is subject to change. Actual results could differ materially from the forward-looking statements due to many factors, including the following: volatility resulting from consolidation of key customers; our ability to achieve revenue growth and maintain profitability; our customer and market concentration; our suppliers’ abilities to deliver raw materials to our specifications and on time; our successful implementation of next-generation programs, including inventory transitions; our ability to penetrate new markets; fluctuations in our operating results from quarter to quarter; our reliance on third-party manufacturers and semiconductor foundries; acquiring businesses and integrating them with our own; component, design or manufacturing defects in our products; our dependence on key personnel; and fluctuations in the price of our common stock. Forward-looking statements contained in this press release and on our conference call should be considered in light of these factors and those factors discussed from time to time in Endwave's public reports filed with the Securities and Exchange Commission, such as those discussed under “Risk Factors” in Endwave’s most recent Annual Report on Form 10-K, and subsequently-filed reports on Form 10-Q. Endwave does not undertake any obligation to update such forward-looking statements.

Contact:

Mary McGowan
Summit IR Group Inc.
(408) 404-5401
mary@summitirgroup.com